Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf NY Tax Free Money Fund Investment and Tax Free Money Fund Investment, a series of Scudder Advisor Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 26, 2005             /s/ Julian Sluyters
                            Julian Sluyters
                            Chief Executive Officer
                            NY Tax Free Money Fund Investment and Tax Free
                            Money Fund Investment, a series of Scudder Advisor
                            Funds





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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of NY Tax Free Money Fund Investment and Tax Free Money Fund Investment, a series of Scudder Advisor Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 26, 2005               /s/ Paul Schubert
                              Paul Schubert
                              Chief Financial Officer
                              NY Tax Free Money Fund Investment and Tax Free
                              Money Fund Investment, a series of Scudder Advisor
                              Funds